LOOMIS SAYLES STRATEGIC INCOME FUND

(the “Fund”)

Supplement dated March 4, 2013 to the Fund’s Summary Prospectus and Prospectus, each dated

February 1, 2013, as each may be revised and supplemented from time to time.

The average annual total returns for Class A shares of the Fund were incorrectly reported in the Fund’s prospectus dated February 1, 2013. The average annual total returns for Class A shares reported in the Fund’s prospectus were as follows:

Average Annual Total Returns (for the periods ended December 31, 2012)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Strategic Income Fund Class A – Return Before Taxes	9.59%	6.60%	10.06%
Return After Taxes on Distributions	7.73%	4.31%	7.75%
Return After Taxes on Distributions & Sale of Fund Shares	6.33%	4.25%	7.38%

Inadvertently, a maximum sales charge of 3.50% was applied to the originally reported average annual returns resulting in overstated performance amounts for Class A shares. The corrected average annual total returns in the table below reflect the correct maximum sales charge of 4.50% for Class A shares of the Fund.

Effective immediately, the average annual total returns information with respect to Class A within the table “Average Annual Total Returns” under the “Risk/Return Bar Chart and Table” section of the prospectuses is amended and restated as follows for Class A shares of the Fund:

Average Annual Total Returns (for the periods ended December 31, 2012)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Strategic Income Fund Class A – Return Before Taxes	8.43%	6.37%	9.94%
Return After Taxes on Distributions	6.58%	4.09%	7.63%
Return After Taxes on Distributions & Sale of Fund Shares	5.57%	4.05%	7.27%